UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

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Inland Western Retail Real Estate Trust, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
2901 BUTTERFIELD ROAD
OAK BROOK, ILLINOIS 60523
TELEPHONE: (630) 218-8000

April 19, 2004

Dear Stockholder:

On behalf of the Board of Directors, I cordially invite you to attend the 2004 Annual Meeting of Stockholders of Inland Western Retail Real Estate Trust, Inc. The meeting will be held on Tuesday, June 8, 2004 at 9:00 a.m., Central Daylight Savings Time, at our principal executive offices located at 2901 Butterfield Road, Oak Brook, Illinois 60523. I hope you will attend.

The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement contain a description of the formal business to be acted upon by the stockholders. At this year's meeting, you will be entitled to vote on the election of seven directors and the ratification of KPMG LLP's appointment as our independent auditors for 2004. Also enclosed is our 2003 Annual Report to Stockholders. I encourage you to read the materials carefully. Our directors and officers, as well as representatives of KPMG LLP, will be available at the meeting to answer any questions you may have.

It is important that your shares be represented at the meeting regardless of the size of your holdings. ACCORDINGLY, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING IN PERSON, I URGE YOU TO SUBMIT YOUR PROXY AS SOON AS POSSIBLE. You may do this by completing, signing and dating the enclosed proxy card and returning it promptly in the envelope provided.  You may also vote via the Internet or via touch-tone telephone.  Please follow the directions that we provide in the Proxy Statement.  Submitting your proxy or voting via the Internet or voting via touch-tone telephone will ensure that your shares will be represented at the meeting and voted in accordance with your wishes.  If you attend the meeting, you may, if you wish, withdraw any proxy previously given and vote your shares in person.

Thank you for your continued support of and interest in our REIT. I and everyone at Inland Western Retail Real Estate Trust, Inc. wish you good health, happiness and prosperity.

Sincerely,

Robert D. Parks
Chairman and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
DATE: June 8, 2004
TIME:   9:00 a.m.
PLACE:  2901 Butterfield Road
Oak Brook, Illinois 60523

To Our Stockholders:

The purposes of the annual meeting are:

•       To elect seven directors to hold office until our next annual meeting of stockholders and until their successors are elected and qualify;

•       To ratify the appointment of KPMG LLP as our independent auditors for the 2004 fiscal year; and

•       To transact any other business as may properly come before the meeting or any adjournments or postponements of the meeting;

The Board of Directors has fixed the close of business on March 31, 2004 as the record date for determining stockholders of record entitled to notice of and to vote at the meeting.

A Proxy Statement and proxy card accompany this notice. We have previously provided you with a copy of our Annual Report on Form 10-K for the year ended December 31, 2003.

We hope to have the maximum number of stockholders present in person or by proxy at the meeting. To assure your representation at the meeting, please submit your proxy by completing, signing, dating and mailing the enclosed proxy card. You may also vote your shares electronically by following the procedures described in the attached Proxy Statement. YOUR COOPERATION IN PROMPTLY SUBMITTING YOUR PROXY WILL BE VERY MUCH APPRECIATED. For specific instructions, please refer to the instructions on the proxy card.

You may use the enclosed envelope which requires no further postage if mailed in the United States to return your proxy. If you attend the meeting, you may revoke your proxy and vote in person, if you desire.

By order of the Board of Directors,

Scott W. Wilton
Secretary

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
2901 BUTTERFIELD ROAD
OAK BROOK, ILLINOIS 60523

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 8, 2004

INTRODUCTION

Our Board of Directors is furnishing you this Proxy Statement to solicit proxies on its behalf to be voted at our 2004 Annual Meeting of Stockholders to be held on Tuesday, June 8, 2004, and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. We encourage your participation in the voting at the meeting and solicit your support on each proposal to be presented.

This Proxy Statement and the accompanying proxy card are first being mailed to stockholders on or about April 19, 2004.

Unless the context otherwise requires, all references to "our," "we" and "us" in this Proxy Statement relate to Inland Western Retail Real Estate Trust, Inc.("IWRRETI" or the "Company") and those entities owned or controlled directly or indirectly by IWRRETI.

The mailing address of our principal executive offices is 2901 Butterfield Road, Oak Brook, Illinois 60523.

RECORD DATE AND OUTSTANDING SHARES - The close of business on March 31, 2004 is the record date fixed by our Board of Directors for determining the holders of record of Common Stock, $.001 par value per share, of the Company entitled to notice of and to vote at the Annual Meeting. Each of the outstanding shares of Common Stock, as of the record date, is entitled to one vote on all matters to be voted upon at the meeting. On the record date, there were 48,219,814.6477 shares of Common Stock issued and outstanding, our only outstanding voting securities.

VOTING OF PROXIES - Votes cast by proxy or in person at the meeting will be tabulated by an inspector of election appointed for the meeting. Each executed and returned proxy will be voted in accordance with the directions indicated on it. Each stockholder giving a proxy has the power to revoke it at any time before the shares it represents are voted by giving written notice of the revocation to our Secretary, by delivering a later dated proxy (which automatically revokes the earlier proxy), or by voting in person at the meeting.

VOTING ELECTRONICALLY VIA THE INTERNET - Stockholders may vote via the Internet at the www.proxyvoting.com/IWEST Web site until 11:59 p.m., Eastern Daylight Savings Time, June 6, 2004. The Internet voting procedures are designed to authenticate the stockholders' identity and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded.

Please refer to the proxy card enclosed for voting instructions. If you choose not to vote over the Internet or via touch-tone telephone, please complete and return the paper proxy card in the pre-addressed, postage-paid envelope provided with this Proxy Statement.

VOTING VIA TOUCH-TONE TELEPHONE – Stockholders may vote via touch-tone telephone by dialing 1-800-868-5614 until 11:59 p.m., Eastern Daylight Savings Time, June 6, 2004.  The touch-tone telephone voting procedures are designed to authenticate the stockholder's identity and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded.

Please refer to the proxy card enclosed for voting instructions.  If you choose not to vote by touch-tone telephone or over the Internet, please complete and return the paper proxy card in the pre-addressed, postage-paid envelope provided with this Proxy Statement.

QUORUM; ABSTENTIONS AND BROKER NON-VOTES – Presence in person or by proxy at the meeting of holders of a majority of our issued and outstanding shares constitutes a quorum. Abstentions and broker non-votes will count toward the presence of a quorum. A "broker non-vote" occurs when a nominee (such as a custodian or bank) holding shares for a beneficial owner returns a signed proxy but does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

STOCKHOLDER LIST - A list of stockholders entitled to vote at the Annual Meeting, arranged in alphabetical order, showing the address of, and number of shares registered in the name of, each stockholder, will be open at the Company’s executive office to the examination of any stockholder by no later than June 1, 2004 and continuing through the date of the Annual Meeting. The list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours. The list will also be produced and kept at the time and place of the meeting during the whole meeting; it may be inspected by any stockholder who is present.

ELECTION OF DIRECTORS

ITEM NO. 1: TO ELECT SEVEN INDIVIDUALS TO SERVE AS DIRECTORS TO HOLD OFFICE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFY.

Our Board of Directors consists of seven individuals. A majority of these individuals must be "Independent Directors" which means that the individual:

•       is not affiliated and has not been affiliated within the two years prior to becoming an Independent Director, directly or indirectly, with us, Inland Real Estate Investment Corporation ("IREIC" or our "Sponsor"), or Inland Western Retail Real Estate Advisory Services, Inc. (our "Advisor") whether by ownership of, ownership interest in, employment by, any material business or professional relationship with, or as an officer or director of IWRRETI, our Sponsor, our Advisor or any of their affiliates; and

•       does not serve as a director for more than two other real estate investment trusts ("REITs") organized by us or our Advisor or advised by our Advisor; and performs no other services for us, except as a director.

We currently have five Independent Directors, all of whom are nominees for reelection as Independent Directors. Our other two directors are considered "Affiliated Directors" because they are affiliated with our Sponsor, our Advisor or their affiliates.

The election of members of the Board is conducted on an annual basis. Each individual elected to the Board serves a one-year term and until his or her successor is elected and qualifies. Accordingly, the term of office of each of our current directors will expire at the 2004 Annual Meeting of Stockholders. At that meeting each current director will be nominated to stand for reelection as a director to hold office until our Annual Meeting of Stockholders to be held in 2005 and until his successor is elected and qualifies. We have no reason to believe that any of the nominees will be unable or unwilling to serve if elected. However, should any nominee be unable or unwilling to accept the office of director, and if the Board shall designate a substitute nominee, the persons named as proxies will vote for the election of the substitute nominee designated by the Board, and if none, for such other persons as they shall determine. Five of our current directors has been a director since our inception on March 5, 2003 and two of our current directors has been a director since July 1, 2003. Information regarding the business experience of each nominee is provided below based upon information furnished to us by the individuals named.

NOMINEES FOR ELECTION AS DIRECTORS - The following sets forth information with regard to the nominees for election to our Board as Independent Directors.

NAME, POSITIONS WITH IWRRETI AND AGE	BUSINESS EXPERIENCE

FRANK A. CATALANO, JR. Independent Director since 2003 Age 42

Mr. Catalano has been one of our independent directors since our inception on March 5, 2003.  He has served as president of Catalano & Associates since 1999.  Catalano & Associates is a real estate company that includes brokerage, property management and rehabilitation and leasing of office buildings.  Mr. Catalano's experience also includes mortgage banking.  Since 2002, he has been a vice president of First Home Mortgage Company.  Prior to that, Mr. Catalano was a regional manager at Flagstar Bank.  He also was president and chief executive officer of CCS Mortgage, Inc. from 1995 through 2000, when Flagstar Bank acquired it.

Mr. Catalano is a member of the Elmhurst, IL Chamber of Commerce and as past chairman of the board, he is also a member of the Elmhurst Jaycees, Elmhurst Hospital Board of Governors, Elmhurst Kiwanis and is currently the

KENNETH H. BEARD Independent Director since 2003 Age 64

President of Elmhurst Historical Museum Commission.  Mr. Catalano holds a mortgage broker's license.

Mr. Beard has been one of our independent directors since our inception on March 5, 2003.  He is president and chief executive officer of Midwest Mechanical Group, formerly known as Exelon Services, an energy services company he sold to Exelon Services, a New York Stock Exchange listed company, in 2002 and repurchased in February 2004.  From 1999-2002 he was president and chief executive officer of Exelon Services, where he had responsibility for financial performance including being accountable for creating business strategy, growing the business through acquisition, integrating acquired companies and developing infrastructure for the combined acquired businesses.  Prior to that position, from 1974 to 1999, Mr. Beard was the founder, president and chief executive officer of Midwest Mechanical, Inc., a heating, ventilation and air conditioning company providing innovative and cost effective construction services and solutions for commercial, industrial, and institutional facilities.  From 1964 to 1974, Mr. Beard was employed at The Trane Company, a manufacturer of heating, ventilating and air conditioning equipment having positions in sales, sales management and general management.

Mr. Beard holds an MBA and BSCE from the University of Kentucky and is a licensed mechanical engineer.  He is on the board of directors of the Wellness House in Hinsdale, Illinois, a cancer support organization, and Harris Bank—Hinsdale, serves on the Dean's Advisory Council of the University of Kentucky, School of Engineering, and is a past member of the Oak Brook, Illinois Plan Commission (1981-19991).

PAUL R. GAUVREAU Independent Director since 2003 Age 64

Mr. Gauvreau has been one of our independent directors since our inception on March 5, 2003.  He is the retired chief financial officer, financial vice president and treasurer of Pittway Corporation, a New York Stock exchange listed manufacturer and distributor of professional burglar and fire alarm systems and equipment from 1966 until its sale to Honeywell, Inc. in 2001.  He was president of Pittway's non-operating real estate and leasing subsidiaries through 2001.  He was a financial consultant to Honeywell, Inc.; is a financial consultant to Genesis Cable, L.L.C.; and a Director of ADUSA, Inc.  He was a director and audit committee member of Cylink Corporation, a Nasdaq Stock Market listed manufacturer of voice and data security products from 1998 until its merger with Safenet, Inc. in February 2003.  Prior to 1995, he was a director and acting chief financial officer instrumental in Cylink's 1996 initial public offering.

Mr. Gauvreau holds an MBA from the University of Chicago and a BSC from Loyola University of Chicago.  He is on the Board of Trustees, Chairman of the Advancement Committee and Vice Chairman of the Finance Committee of Benedictine University, Lisle, Illinois; a member of the Board of Trustees of the Chaddick Institute of DePaul University, Chicago, Illinois; and a member of the board of directors and vice president of the Children's Brittle Bone Foundation, Pleasant Prairie, Wisconsin.

GERALD M. GORSKI Independent Director since 2003 Age 61

Mr. Gorski has been one of our independent directors since July 1, 2003.  He is a partner in the law firm of Gorski and Good, Wheaton, Illinois.  Mr. Gorski's practice is limited to governmental law.  His firm represents numerous units of local government in Illinois and Mr. Gorski has served as a Special Assistant State's Attorney and Special Assistant Attorney General in Illinois.  He received a Bachelor of Arts degree from North Central College with majors in Political Science and Economics and a Juris Doctor degree from DePaul University Law School where he was placed on the Deans Honor List.  Mr. Gorski serves as a Vice-Chairman of the Board of Commissioners for the DuPage Airport Authority.  He has written numerous articles on various legal issues facing Illinois municipalities; has been a speaker at a number of municipal law conferences and is a member of the Illinois Bar Association, the Institute for Local Government Law and the International Municipal Lawyers Association.

BARBARA A. MURPHY Independent Director since 2003 Age 66

Ms. Murphy has been one of our independent directors since July 1, 2003.  She is the Chairwoman of the DuPage Republican Party.  Ms. Murphy is also a member of the Illinois Motor Vehicle Review Board and a member of the Matrimonial Fee Arbitration Board.  Ms. Murphy is a Milton Township Trustee and a committeeman for Milton Township Republican Central Committee.  Ms. Murphy previously served as State Central Committeewoman for the Sixth Congressional District and has also served on the DuPage Civic Center Authority Board, the DuPage County Domestic Violence Task Force, and the Illinois Toll Highway Advisory Committee.  Ms. Murphy is a founding member of the Family Shelter Service Board.  As an active volunteer for Central DuPage Hospital, she acted as the "surgery hostess" (cared for families while a family member was undergoing surgery).  Ms. Murphy was a department manager and buyer for J.W. Robinson's and Bloomingdale's and the co-owner of Daffy Down Dilly Gift Shop.

The following sets forth information with regard to the remaining nominees for election to our Board, each of whom is considered an Affiliated Director.

NAME, POSITIONS WITH IWRRETI AND AGE	BUSINESS EXPERIENCE

ROBERT D. PARKS Chairman, Chief Executive Officer and Affiliated Director since our formation in 1998 Age 60

Mr. Parks has been a director of The Inland Group Inc. ("Inland") and its affiliates since 1968 and is one of the four original principals. He has been our chairman, chief executive officer, and an affiliated director since our inception on March 5, 2003. He is chairman of our Sponsor and a director of our Managing Dealer. Mr. Parks is president, chief executive officer and a director of Inland Real Estate Corporation. He is a director of Inland Real Estate Advisory Services, Inc., Inland Investment Advisors, Inc., Partnership Ownership Corp., Inland Southern Acquisitions, Inc. and Inland Southeast Investment Corp. He is chairman, chief executive officer and director of Inland Retail Real Estate Trust, Inc.

Mr. Parks is responsible for the ongoing administration of existing investment programs, corporate budgeting and administration for our Sponsor. He oversees and coordinates the marketing of all investments and investor relations.

Prior to joining Inland, Mr. Parks was a school teacher in Chicago's public schools. He received his B.A. Degree from Northeastern Illinois University and his M.A. Degree from the University of Chicago. He is a registered Direct Participation Program Limited Principal with the National Association of Securities Dealers, Inc. He is also a member of the Real Estate Investment Association, the Financial Planning Association, the Foundation for Financial Planning, as well as a member of the National Association of Real Estate Investment Trusts, Inc.

BRENDA G. GUJRAL Affiliated Director since our formation in 2003. Age 61

Mrs. Gujral has been an affiliated director since our inception on March 5, 2003.  She is president, chief operating officer and a director of Inland Real Estate Investment Corporation, the parent company of our Advisor.  She is also president, chief operating officer and a director of our Managing Dealer.  Mrs. Gujral is also a director of Inland Investment Advisors, Inc., an investment advisor.

Mrs. Gujral has overall responsibility for the operations of Inland Real Estate Investment Corporation, including the distribution of checks to over 50,000 investors, the review of periodic communications to those investors, the filing of quarterly and annual reports for Inland Real Estate Investment Corporation-sponsored publicly registered investment programs with the Securities and Exchange Commission, compliance with other Securities and Exchange Commission and National Association of Securities Dealers securities regulations both for Inland Real Estate Investment Corporation and Inland Securities Corporation, review of asset management activities and marketing and communications with the independent broker-dealer firms selling current and prior Inland Real Estate Investment Corporation-sponsored investment programs.  She works with internal and outside legal counsel in structuring Inland Real Estate Investment Corporation's investment programs and in connection with the preparation of its offering documents and registering the related securities with the Securities and Exchange Commission and state securities commissions.

Mrs. Gujral has been with the Inland organization for over 20 years, becoming an officer in 1982.  Prior to joining the Inland organization, she worked for the Land Use Planning Commission establishing an office in Portland, Oregon to implement land use legislation for that state.

She is a graduate of California State University.  She holds Series 7, 22, 39 and 63 licenses from the National Association of Securities Dealers and is a member of The National Association of Real Estate Investment Trusts.  Ms. Gujral is also a member of the Financial Planning Association, the Foundation for Financial Planning and the National Association for Female Executives.

THE BOARD'S RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE

FOR

FRANK A. CATALANO, JR.,
KENNETH H. BEARD,
PAUL R. GAUVREAU,
GERALD M. GORSKI,
BARBARA A. MURPHY,
ROBERT D. PARKS, AND
BRENDA G. GUJRAL

ITS NOMINEES FOR ELECTION AS DIRECTORS

TO SERVE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS

AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFY.

VOTE REQUIRED

The vote of a majority of the shares of stock of the Company entitled to vote, present in person or by proxy at a meeting at which a quorum is present, is necessary for the election of a director. There are no cumulative voting rights in the election of directors. For purposes of the election of directors, abstentions will not be counted as votes cast and will have no effect on the vote, although, as mentioned, they will count toward the presence of a quorum.

BOARD MEETINGS IN 2003 - Our Board met seven times during 2003. Each director attended more than 75% of the total number of meetings of the Board and the Committee on which he served.  We do not have a policy with regard to Board members' attendance at annual meetings.  This is our first annual meeting.

COMMITTEES OF THE BOARD OF DIRECTORS - Our Board has established an Audit Committee comprised of Messrs. Catalano, Beard and Gauvreau.   Mr. Gauvreau serves as the chair of the Audit Committee and qualifies as our "financial expert" under the rules of the Securities and Exchange Commission.  These three directors are independent in accordance with the National Association of Securities Dealers' listing standards and under the Sarbanes-Oxley Act. The Board has adopted a written charter for the Audit Committee which is included as Exhibit A to this Proxy Statement.

The Audit Committee is responsible for the engagement of our independent auditors, reviewing the plans and results of the audit engagement with our auditors, approving services performed by and the independence of our independent auditors, considering the range of audit and non-audit fees, and consulting with our independent auditors regarding the adequacy of our internal accounting controls. This committee met once during 2003.

Although we do not have a standing nominating committee or compensation committee of the Board of Directors, the Board of Directors itself serves in those capacities.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

There is no Compensation Committee.   The Board of Directors has been responsible for all compensation decisions.  As we have no employees, there are no compensation decisions to be made by the Board of Directors.

NOMINATING COMMITTEE

Our Board of Directors does not currently have a nominating committee.  Rather, each member of our Board of Directors participates in the process of identifying and considering individuals for Board membership.  Our Board of Directors believes its current process is effective since the current members of the Board of Directors are seasoned executives from a variety of backgrounds.  Each member of our Board of Directors satisfies the independence requirements under the National Association of Securities Dealers' listing standards and the Sarbanes-Oxley Act, other than Mr. Parks and Mrs. Gujral.  The Board of Directors will consider for recommendation to the Board nominations made by stockholders that comply with the procedures described below under the caption “Advance Notice Procedures for Making Director Nominations and Stockholder Proposals.”

Once our Board of Directors has identified a possible nominee (whether through a recommendation from a shareholder or otherwise), the independent members of the Board of Directors make an initial determination as to whether to conduct a full evaluation of the candidate.  This initial determination is based on the information provided to the Board of Directors when the candidate is recommended, the Board’s own knowledge of the prospective candidate and information, if any, obtained by the Board’s inquiries.  The preliminary determination is based primarily on the need for additional Board members to fill vacancies, expand the size of the Board of Directors or obtain representation in market areas without Board representation and the likelihood that the candidate can satisfy the evaluation factors described below.  If the independent members of the Board of Directors determines that additional consideration is warranted, it may gather additional information about the candidate’s background and experience.  The independent members of the Board of Directors then evaluate the prospective nominee against the following standards and qualifications:

•              Achievement, experience and independence;

•              Wisdom, integrity and judgment;

•              Understanding of the business environment; and

•              Willingness to devote adequate time to Board duties.

The independent members of the Board of Directors also consider such other relevant factors as they deem appropriate, including the current composition of the Board, the need for audit committee or other expertise and the evaluations of other candidates.  In connection with this evaluation, the independent members of the Board of Directors determine whether to interview the candidate. If the independent members of the Board of Directors decide that an interview is warranted, one or more of those members, and others as appropriate, interviews the candidate in person or by telephone. After completing this evaluation and interview, the independent members of the Board of Directors make a recommendation to the full Board of Directors as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the independent members of the Board of Directors.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. The Audit Committee is composed of three directors, each of whom is independent as defined by the National Association of Securities Dealers' listing standards and the Sarbanes-Oxley Act. The Audit Committee operates under a written charter approved by the Board of Directors. The Audit Committee operates under a written charter approved by the Board of Directors. A copy of the charter is attached as Exhibit A to this Proxy Statement.

Management is responsible for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit Committee met with management and the independent accountants to review and discuss the December 31, 2003 financial statements. The Audit Committee also discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee also received written disclosures and the letters from the independent accountants required by Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence.

Based upon the Audit Committee's discussions with management and the independent accountants, and the Audit Committee's review of the representations of management and the independent accountants, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, to be filed with the Securities and Exchange Commission.

The Audit Committee of the Board of Directors of Inland Western Retail Real Estate Trust, Inc.:

Frank A. Catalano, Jr.

Kenneth H. Beard

Paul R. Gauvreau

SHAREHOLDER COMMUNICATIONS

We have not adopted a formal process for stockholder communications with the Board of Directors. Nevertheless, every effort has been made to ensure that the views of shareholders are heard by the Board of Directors or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. Shareholders are free to contact any director or executive officer directly by writing in care of IWRRETI or by sending an email to Ms. Roberta S. Matlin, Vice President of the Company at 2901 Butterfield Road, Oak Brook, IL 60523 or by email to matlin@inlandgroup.com.  Stockholders can contact the audit committee directly by sending a letter to Mr. Paul Gauvreau, in care of the Company at 2901 Butterfield Road, Oak Brook, IL 60523.

We believe our responsiveness to stockholder communications to the Board of Directors has been excellent. Nevertheless, during the upcoming year the Board of Directors will give full consideration to the adoption of a formal process for stockholder communications with the Board of Directors and, if adopted, publish it promptly and post it to our website.

OUR EXECUTIVE OFFICERS

OUR AFFILIATION WITH THE INLAND GROUP OF COMPANIES

Inland, together with its subsidiaries and its and their affiliates (collectively, the "Inland Affiliated Companies"), is a fully integrated real estate company providing property management, leasing, marketing, acquisition, disposition, development, redevelopment, syndication, renovation, construction, finance and other related services. IREIC, a subsidiary of Inland and one of the Inland Affiliated Companies, is our Sponsor and organizer. Inland Western Retail Real Estate Advisory Services, Inc. is a wholly owned subsidiary of IREIC. Inland Securities Corporation ("Inland Securities"), another of the Inland Affiliated Companies, is the Dealer Manager of our initial public offering. Inland Securities was formed in 1984 and is qualified to do business as a securities broker-dealer throughout the United States. Since its formation, Inland Securities has provided the marketing function for distribution of the investment products sponsored by IREIC. Inland Securities does not render such services to anyone other than the Inland Affiliated Companies. Inland Western Property Management Corp. ("Inland Management"), which is owned principally by individuals who are affiliates of Inland, is the real estate management agent for our properties.  Inland Real Estate Acquisitions, Inc. ("Inland Acquisitions"), one of the Inland Affiliated Companies, has extensive experience in acquiring real estate for investment and assists us in acquiring suitable properties to be purchased by other affiliates from unaffiliated third parties on our behalf. Our senior management includes executives of the mentioned Inland Affiliated Companies. In addition, we have agreements with our Advisor and Inland Management to pay certain compensation to them and other Inland Affiliated Companies for services provided to us. See "Certain Relationships and Related Transactions" below.

BIOGRAPHIES OF OUR EXECUTIVE OFFICERS

Our executive officers are appointed by, and serve at the discretion of, the Board. They will continue to serve in their respective offices until they resign or their successors are elected and qualify. There is no family relationship between any of our executive officers and any of our directors. None of our executive officers has a written employment or severance agreement with us. The following sets forth information regarding our executive officers:

NAME, POSITIONS WITH IWRRETI AND AGE	BUSINESS EXPERIENCE
ROBERT D. PARKS Chairman, Chief Executive Officer and an Affiliated Director since our formation in 2003 Age 60	The biography of Mr. Parks is included above under "Election of Directors – Nominees for Election as Directors."

ROBERTA S. MATLIN Vice President – Administration since our formation in 2003 Age 59

Ms. Matlin has been our vice president of administration since our formation in 2003. Ms. Matlin joined Inland in 1984 as director of investor administration and currently serves as senior vice president of investments of our Sponsor, directing its day-to-day internal operations.  Ms. Matlin is a director of our Sponsor and of our Managing Dealer.  Since 1998, she has been vice president of administration of Inland Retail Real Estate Trust and was vice president of administration of Inland Real Estate Corporation from 1995 until 2000.  She is president and a director of Inland Investment Advisors, Inc. and Intervest Southern Real Estate Corporation.  Prior to joining Inland, she worked for the Chicago Region of the Social Security Administration of the United States Department of Health and Human Services.  Ms. Matlin is a graduate of the University of Illinois.  She holds Series 7, 22, 24, 39, 63 and 65 licenses from the National Association of Securities Dealers, Inc.

SCOTT W. WILTON Secretary since our formation in 2003 Age 44

Mr. Wilton has been our secretary since our formation in 2003. Mr. Wilton joined Inland in January 1995. He is assistant vice president of The Inland Real Estate Group, Inc. and assistant counsel with The Inland Real Estate Group law department. Mr. Wilton is involved in all aspects of our business, including real estate acquisitions and financing, securities law and corporate governance matters, leasing and tenant matters, and litigation management. He received B.S. degrees in economics and history from the University of Illinois at Champaign in 1982 and his law degree from Loyola University of Chicago, Illinois in 1985. Prior to joining Inland, Mr. Wilton worked for the Chicago law firm of Williams, Rutstein, Goldfarb, Sibrava and Midura, Ltd., specializing in real estate and corporate transactions and litigation.

KELLY E. TUCEK Treasurer since our formation in 2003 Age 41

Ms. Tucek has been our treasurer since our formation.  Ms. Tucek joined The Inland Group in 1989 and is an Assistant Vice President of Inland Real Estate Investment Corporation.  As of August 1996, Ms. Tucek is responsible for the Investment Accounting Department, which includes all public partnership accounting functions along with quarterly and annual SEC filings.  Prior to joining Inland, Ms. Tucek was on the audit staff of Coopers and Lybrand since 1984.  She received her B.A. Degree in Accounting and Computer Science from North Central College.

COMPENSATION PAID TO OUR DIRECTORS AND OFFICERS

DIRECTOR COMPENSATION

Base Compensation. We will pay each of our Independent Directors an annual fee of $5,000 plus $500 for each meeting of the Board or a committee thereof attended in person, a fee of $350 for each meeting of the Board or committee of the Board attended by telephone, and reimbursement of their out-of-pocket expenses incurred. Messrs. Catalano and Beard were each paid fees of $8,850, Mr. Gauvreau was paid a fee of $8,350, Mr. Gorski was paid a fee of $4,850 and Ms. Murphy was paid a fee of $5,350 in 2003 for their services as Independent Directors. Mr. Parks and Mrs. Gujral do not receive any fees or other remuneration for serving as our Affiliated Directors.

OPTIONS. Under our Independent Director Stock Option Plan, each Independent Director is granted a non-qualified stock option to acquire 3,000 shares of our common stock as of the date they become an Independent Director. Our current Independent Directors were granted a non-qualified Stock Option to acquire 3,000 shares of our common stock in 2003.  The plan also provides for subsequent grants of options to purchase 500 shares of our common stock on the date of each annual stockholders' meeting to each Independent Director then in office.

The options for the initial 3,000 shares are exercisable as follows: 1,000 shares on the date of grant and 1,000 shares on each of the first and second anniversaries of the date of grant. The options granted as of each annual meeting of stockholders become fully exercisable on the second anniversary of the date of their grant. As of April 1, 2004, we have granted options to purchase 3,000 shares to each of the five Independent Directors.

The option price for each of the aforementioned grants is $8.95 per share which is the price at which the stock was sold to the public, minus commissions. The option price for subsequent options will be equal to the fair market value of a share on the last business day preceding the annual meeting of stockholders.

EXECUTIVE COMPENSATION

Our executive officers will not receive any compensation from us for their services as such officers. Our executive officers are officers of one or more of the Inland Affiliated Companies and are compensated by those entities, in part, for their services rendered to us. We pay our Advisor and its affiliates (which are Inland Affiliated Companies) certain compensation in exchange for services they provide to us. Such compensation is described below under "Certain Relationships and Related Transactions."

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have entered into agreements to pay our Advisor and its affiliates certain fees or other compensation for providing services to us. During the year ended December 31, 2003, we paid the following fees or other compensation to our Advisor or its affiliates:

ORGANIZATION AND OFFERING COSTS. Our Sponsor, advanced certain organization and offering expenses for us, and is entitled to be reimbursed for its actual costs incurred on our behalf in connection with our organization, the initial public offering and the subsequent offerings, including legal and accounting fees, registration and filing fees, printing costs and selling expenses. For the year ended December 31, 2003, we incurred a total of $22,144,814 of organization and offering expenses in connection with our offerings, of which $1,369,366 remained unpaid. In addition, for the year ended December 31, 2003, our Sponsor had advanced approximately $1,736,306 for the payment of offering expenses to non-affiliated third parties in connection with our offerings, all of which has been repaid. Our Sponsor has not advanced any reimbursable expenses in connection with our current offering. See "Fees for the Offering of Our Securities" below for an explanation of a portion of such expenses earned by Inland Securities.

ADVISOR ASSET MANAGEMENT FEE. Our Advisor was entitled to receive an annual advisor asset management fee equal to one-percent (1%) of our average assets. Thereafter, our Advisor may receive an annual Advisor asset management fee of not more than 1% of our net asset value, to be paid quarterly. Our net asset value means, for any period, the total book value of our assets invested, directly or indirectly, in equity interests and in loans secured by real estate, before reserves for depreciation or bad debts or other similar non-cash reserves less any mortgages payable on such assets, computed by taking the average of these values at the end of each month during the period. For any year in which we qualify as a REIT, the Advisor must reimburse us:

•       to the extent that the Advisor asset management fee plus other operating expenses paid during the previous calendar year exceed 2% of our average invested assets for the calendar year or 25% of our net income for that calendar year; and

•       to the extent that stockholders have not received an annual distribution equal to or greater than the 6% annual return on the net investment of stockholders.

For the year ended December 31, 2003, we did not have any Advisor asset management fees.

PROPERTY MANAGEMENT FEES. Inland Management, an affiliate of our Advisor, is entitled to receive property management fees for management and leasing services provided to us. These fees may not exceed 4.5% of the gross income earned by us on the properties managed. For 2003, we incurred and paid property management fees of $16,627.

FEES FOR THE OFFERING OF OUR SECURITIES. Inland Securities, an affiliate of our Advisor, served as Dealer Manager of our initial public offering and in that capacity in 2003 earned selling commissions and certain other fees of $16,859,779, of which $1,369,366 were unpaid as of December 31, 2003. Inland Securities has informed us that approximately all of these commissions and fees have been reallowed by Inland Securities to unaffiliated soliciting broker-dealers responsible for the sale of our shares in the Offering.

REIMBURSEMENT OF CERTAIN SALARIES AND EXPENSES. Our Advisor and its affiliates are entitled to reimbursement for salaries and expenses of employees of the Advisor and its affiliates relating to our initial public offering and the administration of our day-to-day operations. The amount of reimbursable expenses was $194,017 in 2003.

Additionally, our Advisor and its affiliates are entitled to reimbursement for salaries and expenses of employees of the Advisor and its affiliates relating to selecting, evaluating and acquiring our properties. These amounts are included in building and improvements for those costs relating to properties purchased. These amounts are included in acquisition cost expenses to affiliates for costs relating to properties not acquired.

PROPERTY-LEVEL COMPENSATION. An affiliate of the Advisor will provide loan servicing to us for a monthly fee. The fee for each full year will be equal to no more than .05% of the total principal amount of the loans it is servicing for us during that year up to the first $100 million in total principal loan balances. After that, the fee will be a lesser percentage on a sliding scale basis. In addition, we may pay our affiliates for providing other property-level services to us.

OTHER SERVICES.  We used the services of an affiliate of our Advisor to facilitate the mortgage financing that we obtained on some of the properties purchased.  Such costs are capitalized as loan fees and amortized over the respective loan term.  During the period from March 5, 2003 (inception) to December 31, 2003, we paid loan fees totaling $59,523 to this affiliate.

We established a discount stock purchase policy for our affiliates and affiliates of our Advisor that enables the affiliates to purchase shares of common stock at either $8.95 or $9.50 a share depending on when the shares are purchased.  We sold 59,497 shares to affiliates and recognized an expense related to these discounts of $62,472 for the period from March 5, 2003 (inception) to December 31, 2003.

As of December 31, 2003 we were due funds from our affiliates in the amount of $918,750 which is comprised of $73,750 due from an affiliate for costs paid by us on their behalf and $845,000 which is due from our Sponsor for reimbursement of accrued December distributions paid by us in January.  Our Sponsor has agreed to advance us amounts to pay distributions to our stockholders until funds from operations are adequate to cover the distributions.  As of December 31, 2003 we owe funds to our Sponsor in the amount of $1,202,519 for repayment of the funds advanced for payment of distributions.

As of December 31, 2003 we owed funds to an affiliate in the amount of approximately $2,154,158 which were costs paid by the affiliate on our behalf relating to the acquisition of investment properties or financings.  We intend on paying this amount borrowed during the first quarter of 2004.

Our Advisor contributed $200,000 to our capital for which it received 20,000 shares.

ACQUISITION OF THE SHOPS AT PARK PLACE FROM AN AFFILIATE.  On October 31, 2003, we acquired an existing shopping center known as The Shops at Park Place through the purchase of all of the membership interests of the general partner and the membership interests of the limited partner of the limited partnership holding title to this property.  The center contains approximately 116,300 gross leasable square feet and is located in Plano, Texas. An affiliate of our Advisor, Inland Park Place Limited Partnership, acquired this property on September 30, 2003 from CDG Park Place LLC, an unaffiliated third party for $23,868,000.  Inland Park Place Limited Partnership agreed to sell this property to us when sufficient funds from the sale of shares to acquire this property were raised by us. Inland Park Place Limited Partnership agreed to sell this property to us for the price the affiliate paid to the unaffiliated third party, plus any actual costs incurred. Our total acquisition cost was $24,000,000, which included $132,000 of costs incurred by the affiliate. As part of the purchase, title to the property was subject to a loan placed on the property by Inland Park Place Limited Partnership with a third party lender. The loan is in the amount of $13,127,000, requires interest only payments at a rate of 4.71% per annum and matures November 2008.

All amounts we paid to affiliates are believed by us to be fair and comparable to amounts that would be paid for similar services provided by unaffiliated third parties.

COMMON STOCK OWNERSHIP OF MANAGEMENT

The following table sets forth information as of March 31, 2004, regarding the number and percentage of shares beneficially owned by: (i) each director; (ii) each executive officer; (iii) all directors and executive officers as a group; (iv) any person known to us to be the beneficial owner of more than 5% of our outstanding shares; and (v) IREIC, our Sponsor. Beneficial ownership includes outstanding shares and shares which are not outstanding that any person has the right to acquire within 60 days after the date of this table. However, any such shares which are not outstanding are not deemed to be outstanding for the purpose of computing the percentage of outstanding shares beneficially owned by any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investing power with respect to all shares beneficially owned by them. As of March 31, 2004, we had 13,340 stockholders of record and 48,219,814.6477 shares of common stock outstanding.

NAME OF BENEFICIAL OWNER	NUMBER OF SHARES BENEFICIALLY OWNED		PERCENT OF CLASS

Robert D. Parks	83,342.8466	(1)	*
Brenda A. Gujral	0		*
Frank A. Catalano, Jr.	2,000	(2)	*
Kenneth H. Beard	2,000	(2)	*
Paul R. Gauvreau	113,731.8436	(2)	*
Gerald M. Gorski	2,440.7607	(3)	*
Barbara A. Murphy	1,000	(3)	*
Roberta S. Matlin	167.8001		*
Scott W. Wilton	0		*
Kelly E. Tucek	0		*

All Directors and Executive Officers as a group (10 persons)	204,683.2810	(1)(2)(3)	*

*Less than 1%

(1)           Includes 20,000 shares owned by our Advisor.  Our Advisor is a wholly-owned subsidiary of our Sponsor, which is an affiliate of Inland.  Mr. Parks is a control person of Inland and disclaims beneficial ownership of these shares owned by the Advisor.

(2)           Includes 2,000 shares issuable upon exercise of options granted to each independent director under our independent director stock option plan, to the extent that such options are currently exercisable or will become exercisable within 60 days after the date of this table.

(3)           Includes 1,000 shares issuable upon exercise of options granted to each independent director under our independent director stock option plan, to the extent that such options are currently exercisable or will become exercisable within 60 days after the date of this table.

The address of each of the persons listed above is 2901 Butterfield Road, Oak Brook, Illinois 60523.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT - Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than 10% of our outstanding shares, to file statements of beneficial ownership and changes in beneficial ownership of our shares with the Securities and Exchange Commission (SEC) and to furnish us with copies of all statements they file. Based solely on a review of the forms it has received and on written representations from certain reporting persons that no such forms were required for them, we believe that during 2003 all Section 16 filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with by such persons.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS FOR 2004

ITEM NO. 2: TO RATIFY THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT AUDITORS FOR 2004.

KPMG LLP has served as our independent auditors since our formation in 2003, and our management believes that they are knowledgeable about our operations and accounting practices and are well qualified to act as our independent auditors. Therefore, the Board, upon the recommendation of its Audit Committee, has appointed KPMG LLP to act as our independent auditors to examine our consolidated financial statements for our 2004 fiscal year. Although our selection of independent auditors does not require your approval, we believe it is desirable to obtain your concurrence to our selection.

One or more representatives of KPMG LLP are expected to be present at the annual meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

PRINCIPAL ACCOUNTING FEES AND SERVICES

The following table presents fees for professional audit services rendered by KPMG LLP for the audit of our annual financial statements for 2003, and fees for other services rendered by it:

Fiscal Year 2003

Audit Fees (1)	$137,000
Audit Related Fees	—
Tax Fees (2)	21,925
All Other Fees	—

Total Fees	$158,925

(1)               Audit fees include the audit fee and fees for comfort letters, attest services, consents and assistance with and review of documents filed with the SEC.

(2)               Tax fees consist of fees for review of federal and state income tax returns.

The Audit Committee reviews and approves in advance the terms of and compensation for both audit and nonaudit services, to be provided by KPMG LLP.  This duty has been delegated to the Chairman of the Audit Committee with any such preapproval reported to the Audit Committee at its next regularly scheduled meeting. Approval of nonaudit services will be disclosed in periodic reports required by Section 13(a) of the Securities Exchange Act of 1934.  Prohibited Non-Audit Services shall be as set forth in the rules promulgated by the SEC, including:  (i) bookkeeping or other services related to the accounting records or financial statements of the audit client; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, providing fairness opinions or preparing contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment advisor or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service that the Public Company Accounting Oversight Board prohibits through regulation.

The Audit Committee has considered whether the provision of the services covered under "All Other Fees" is compatible with maintaining KPMG LLP's independence.

THE BOARD'S RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE

FOR

THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP

AS OUR INDEPENDENT AUDITORS FOR 2004.

VOTE REQUIRED

Provided a quorum is present, the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote, is required to ratify the appointment. For purposes of the vote on the appointment, abstentions will not be counted as votes cast and will have no effect on the vote, although, as mentioned, they will count toward the presence of a quorum.

MISCELLANEOUS AND OTHER MATTERS

ADVANCE NOTICE PROCEDURES FOR MAKING DIRECTOR NOMINATIONS AND STOCKHOLDER PROPOSALS - Stockholder proposals for our Annual Meeting of Stockholders to be held in 2004 will not be included in our Proxy Statement for that meeting unless the proposal is proper for inclusion in our Proxy Statement and for consideration at the next Annual Meeting of Stockholders and is received by our Secretary at our executive offices located in Oak Brook, Illinois, no later than December 20, 2004. Stockholders must also follow the procedures prescribed in SEC Rule 14a-8 under the Exchange Act.

In addition, our Amended and Restated Bylaws, or our Bylaws, provide that in order for a stockholder to nominate a candidate for election as a director at an Annual Meeting of Stockholders or propose business for consideration at such meeting, notice must generally be given to our Secretary not less than 90 days nor more than 120 days before the date on which we first mailed our notice of meeting and accompanying proxy materials for the prior year's Annual Meeting of Stockholders.

These Bylaw requirements are separate from and in addition to the SEC's requirements that a stockholder must meet in order to have a stockholder proposal included in our Proxy Statement. If these requirements are not followed, the nomination or proposal presented at an annual meeting of stockholders will be out of order and will not be acted upon. Any stockholder desiring a copy of our Bylaws will be furnished one without charge upon written request to our Secretary at our principal executive offices. A copy of our Bylaws is filed as Exhibit 3.2 to our Registration Statement on Form S-11, as amended (Registration No. 333-103799), and is available at the SEC Internet site (http://www.sec.gov).

PROXY SOLICITATION COSTS - We will bear all expenses incurred in connection with the solicitation of proxies.  We will, upon request, reimburse brokerage firms and other nominee holders for their reasonable expenses incurred in forwarding the proxy solicitation materials to the beneficial owners of our shares.  Our officers and directors, and officers and employees of the Advisor, may solicit proxies by mail, personal contact, letter, telephone, telegram, facsimile or other electronic means.  They will not receive any additional compensation for those activities, but they may be reimbursed for their out-of-pocket expenses.  In addition, we have hired Morrow & Co., Inc. to solicit proxies on our behalf.  The cost of soliciting proxies on our behalf will be approximately $5,000 plus costs and expenses.

OTHER MATTERS - As of the date of this Proxy Statement, the above are the only matters we are aware of that are to be acted upon at the meeting. If any other matter should properly come before the meeting for which we did not receive proper notice in accordance with the requirements of our Bylaws, as presented above, the persons appointed by your proxy will vote on those matters in accordance with the recommendation of the Board, or, in the absence of such a recommendation, in accordance with their discretion and best judgment. The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on any such other matter will be required for approval.

By the order of the Board of Directors,

Scott W. Wilton
Secretary

Oak Brook, Illinois

April 19, 2004

Your vote is important. The prompt return of proxies, INCLUDING YOUR VOTING VIA THE INTERNET or VIA TOUCH-TONE TELEPHONE, will save us the expense of further requests for proxies.  We encourage you to complete, sign, date and return your proxy card promptly in the enclosed envelope, OR VOTE VIA THE INTERNET OR VIA TOUCH-TONE TELEPHONE, before the meeting, so that your shares will be represented and voted at the meeting.

Our 2003 Annual Report on Form 10-K to stockholders includes our financial statements for the fiscal year ended December 31, 2003. The 2003 Annual Report does not form any part of the material for the solicitation of proxies.

Exhibit A

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

AUDIT COMMITTEE CHARTER

DECEMBER 2003

Organization

There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be comprised of directors who are independent of the management of the company and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as committee members.

Statement of Policy

The audit committee shall provide assistance to the directors in fulfilling their responsibility to the stockholders, potential stockholders, and investment community relating to corporate accounting, reporting practices of the company, and the quality and integrity of financial reports of the Company. In so doing, it is the responsibility of the audit committee to maintain free and open communications between the directors, the independent auditors, and the financial management of the Company.

Responsibilities

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and stockholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the audit committee will:

•      Review this Charter periodically, at least annually, and recommend to the board of directors any necessary amendments as conditions dictate.

•      Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the Company.

•      Review with the independent auditors and financial management of the Company the Company's quarterly results.

•      Review and discuss with management prior to filing with the Securities and Exchange Commission the Company's annual financial statements, quarterly financial statements, and all internal controls reports (or summaries thereof) to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the stockholders. Any changes in accounting principles should be reviewed.  Review other relevant reports or financial information submitted by the Company to any governmental body, or the public, including management

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certifications as required by the Sarbanes-Oxley Act of 2002 (Sections 302 and 906), and relevant reports rendered by the independent auditors (or summaries thereof).

•      Recommend to the board whether the financial statements should be included in the Annual Report on Form 10-K.

•      Review earnings press releases with management, including review of "non-GAAP financial measures" (as defined in the rules of the Securities and Exchange Commission).  Discuss with management financial information and earnings guidance provided to analysts and rating agencies, if any.

•      Appoint (subject to stockholder ratification, if applicable), compensate, and oversee the work performed by the independent auditor for the purpose of preparing or issuing an audit report or related work and by other accounting firm performing other audit, review, or attest services.  Review the experience and qualifications of the senior members of the independent auditors.  Discuss the audit plan and engagement letter to ensure they cover areas of concern.  Review the performance of the independent auditors and other accounting firms performing other audit, review, or attest services and remove them if circumstances warrant.  The independent auditors and any such other accounting firms shall report directly to the audit committee and the audit committee shall oversee the resolution of disagreements between management and the independent auditors and any such other accounting firms in the event that they arise.  Consider whether the auditor's performance of permissible nonaudit services is compatible with the auditor's independence.

•      Review the nature and scope of other professional services provided to the Company by the independent auditors and consider the relationship to the auditors' independence.

•      Review with the independent auditor any problems or difficulties and management's response, including any disagreements with management; review the independent auditor's attestation and report on management's internal controls report; and hold timely discussions with the independent auditors regarding:

•              all critical accounting policies and practices;

•              all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor;

•              the effect of off-balance sheet arrangements on the financial statements;

•              other material written communications between the independent auditor and management, including the management letter and schedule of unadjusted differences; and

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•              an analysis of the auditor's judgment as to the quality of the Company's accounting principles, setting forth significant reporting issues and judgments made in connection with the preparation of the financial statements.

•      At least annually, obtain and review a report by the independent auditor describing:

•              the Company's internal quality control procedures;

•              any material issues raised by the most recent internal quality-control review or peer review, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and

•              all relationships between the independent auditor and the Company in an effort to assess the auditor's independence.

•      Review and approve in advance the terms of and compensation for both audit and nonaudit services (other than "Prohibited Non-Audit Services") to be provided by the independent auditor (other than with respect to de minimis exceptions permitted by the Sarbanes-Oxley Act of 2002).  This duty may be delegated to one or more designated members of the Audit Committee with any such preapproval reported to the audit committee at its next regularly scheduled meeting.  Approval of nonaudit services shall be disclosed in periodic reports required by Section 13(a) of the Securities Exchange Act of 1934.  Prohibited Non-Audit Services shall be as set forth in the rules promulgated by the SEC, including:  (i) bookkeeping or other services related to the accounting records or financial statements of the audit client; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, providing fairness opinions or preparing contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment advisor or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service that the Public Company Accounting Oversight Board prohibits through regulation.

•      Review with the independent auditors, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

•      Inquire of management and the independent auditors about significant risks or exposures and assess the stems management has taken to minimize such risks to the Company.

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•      Review with financial management and the independent auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices. Also review with financial management and the independent auditors their qualitative judgments about the appropriateness, not just acceptability, of accounting principles and financial disclosure practices used or proposed to be used, and particularly, the degree of aggressiveness or conservatism of the organization's accounting principles and underlying estimates.

•      Review with management the effect of regulatory and accounting initiatives on the financial statements of the Company.

•      Review and approve all related party transactions.

•      Establish and maintain procedures for (i) the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls, or auditing matters and (ii) the confidential, anonymous submission by Company employees regarding questionable accounting or auditing matters.

•      Provide sufficient opportunity for the independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, account, and auditing personnel, and the cooperation that the independent auditors received during the course of audit.

•      Annually prepare a report to stockholders as required by the Securities and Exchange Commission.

•      Set clear hiring policies, compliant with governing laws or regulations, for employees or former employees of the independent auditor.  At a minimum, these policies must provide that any registered public accounting firm may not provide audit services to the Company if the CEO, controller, CFO, chief accounting officer or any person serving in an equivalent capacity for the Company was employed by the registered public accounting firm and participated in the audit of the Company within one year of the initiation of the current audit.

•      Confirm with any independent auditor retained to provide audit services for any fiscal year that (a) both the lead audit partner (having primary responsibility for the audit), and the audit partner responsible for reviewing the audit have complied with the requirement that they rotate after five years and are subject to a five-year "time-out" period after rotation and (b) audit partners other than the lead and concurring partner have complied with a seven-year rotation requirement and a two-year time-out period.

•      Discuss with the independent auditor's national office any issues brought to it by the Company's audit team.

•      Discuss any other items that the relevant accounting standards may require.

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•      Review management's monitoring of the Company's compliance with the Company's Ethical Code, and ensure that management has the proper review system in place to ensure that Company's financial statements, reports, and other financial information disseminated to governmental organizations, and the public, satisfy legal requirements.

•      Review, with the Company's legal counsel, applicable laws and regulations and legal compliance matters including code of conduct and corporate securities trading policies that could have a significant impact on the Company's financial statements.

•      Review, with the Company's legal counsel, inquiries received from regulators or government authorities and any other legal matter that could have a significant impact on the organization's financial statements.

•      Annually, perform a self-assessment relative to the Audit Committee's purpose, duties, and responsibilities outlined herein.

•      Perform any other activities consistent with this Charter, the Company's certificate of incorporation and by-laws and governing law as the audit committee or the board deems necessary or appropriate.

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INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

REVOCABLE PROXY FOR ANNUAL MEETING OF STOCKHOLDERS – JUNE 8, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Inland Western Retail Real Estate Trust, Inc., a Maryland corporation (the “Company”) hereby appoints Roberta S. Matlin and Scott W. Wilton as proxies for the undersigned, and each of them, each with full power of substitution in each of them, to attend the annual meeting of stockholders to be held at the principal executive offices of the Company located at 2901 Butterfield Road, Oak Brook, Illinois 60523 on Tuesday, June 8, 2004, at 9:00 a.m., Central Daylight Savings Time, or any adjournment or postponement thereof to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting.  The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” EACH OF THE NOMINEES FOR DIRECTOR AND “FOR” EACH OF THE OTHER PROPOSALS AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

(Continued and to be signed on reverse side)

SEE REVERSE SIDE

• TO VOTE BY MAIL, PLEASE DETACH HERE •

BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES FOR DIRECTOR AND FOR PROPOSAL 2.	Place mark vote as indicated in this example	☒

1.	ELECTION OF DIRECTORS:			FOR ALL ☐	WITHHOLD ALL ☐	FOR ALL EXCEPT ☐	3.	TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONED THEREOF IN THE DISCRETION OF THE PROXY HOLDER.
	01.	KENNETH H. BREAD	05.	BRENDA G. GUJRAL
	02.	FRANK A. CATALINO	06.	BARBARA A. MURPHY
	03.	PAUL R. GAUVREAU	07.	ROBERT D. PARKS
	04.	GERALD M. GORSKI

							Dated:	, 2004

	(Except nominee(s) written above)						Signature:

							Signature (if held jointly)
2.	PROPOSAL TO RATIFY KPMG AS INDEPENDENT			FOR	AGAINST	ABSTAIN
				☐	☐	☐

Please sign exactly as your name or names appear hereon.  For joint accounts each owner each owner should sign.  When signing as executor, administrator,  attorney, trustee guardian or in another representative capacity, please give your full title.  If a corporation or partnership, please sign in the name of the corporation or partnership by an authorized officer or person.

	CHECK HERE ONLY IF YOU PLAN TO ATTEND THE MEETING IN PERSON.			☐
							PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

PLEASE SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED ENVELOPE

• TO VOTE BY MAIL, PLEASE DETACH HERE •

Your telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE:  You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form.

OPTION A: To vote as the Board of Directors recommends on ALL PROPOSALS; Press 1.

OPTION B: If you choose to vote on each proposal separately press 0. You will hear these instructions.

Item 1:  To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.  The instructions are the same for all remaining items to be voted.
When asked, please confirm your vote by pressing 1.

VOTE BY INTERNET:  THE WEB ADDRESS IS www.proxyvoting.com/INWEST

IF YOU VOTE BY PHONE OR INTERNET – DO NOT MAIL THE PROXY CARD.
THANK YOU FOR VOTING.

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